                                                      EXHIBIT 24.1


                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Richard L. Ritchie                                June 6, 1997
    -----------------------------------
    Richard L. Ritchie
    Executive Vice President
    and Chief Financial Officer

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Leon D. Black                                          June 2, 1997
    -----------------------------------
    Leon D. Black
    Director

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Peter G. Diamandis                                     June 6, 1997
    -----------------------------------
    Peter G. Diamandis
    Director

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Robert M. Kimmitt                                      June 6, 1997
    -----------------------------------
    Robert M. Kimmitt
    Director

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Joan D. Manley                                              June 6, 1997
    -----------------------------------
    Joan D. Manley
    Director

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Newton N. Minow                                        June 6, 1997
    -----------------------------------
    Newton N. Minow
    Director

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Edward M. Yorke                                        June 6, 1997
    -----------------------------------
    Edward M. Yorke
    Director

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ Edward T. Reilly                                  June 6, 1997
    -----------------------------------
    Edward T. Reilly
    President, Cief Executive Officer
       and Director

                           BIG FLOWER PRESS HOLDINGS, INC.


    The undersigned hereby constitutes R. Theodore Ammon and Edward T. Reilly, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Big Flower Press Holdings, Inc. for use in connection with the employee benefit plan listed below to be maintained by Big Flower Press Holdings, Inc. or its subsidiaries (together with associated interests in the plan, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plan:


          Treasure Chest Advertising Company, Inc. Savings Plus 401(k) Plan.


/s/ R. Theodore Ammon                                       June 6, 1997
    -----------------------------------
    R. Theodore Ammon
    Chairman of the Board and Director